UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 5, 2022
Date of Report (date of earliest event reported)
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UpHealth, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38924 (Commission File Number)		83-3838045 (I.R.S. Employer Identification Number)
	14000 S. Military Trail,	Suite 203
	Delray Beach,	FL	33484
(Address of principal executive offices and zip code)
(312) 618-1322
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH.BC	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $11.50 per share	UPH.WS.BC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

UpHealth, Inc., a Delaware corporation (the “Company”), is filing this Current Report on Form 8-K to provide certain additional updated pro forma financial information giving effect to the business combinations (the “Business Combinations”) of the Company and UpHealth Holdings, Inc. and subsidiaries (“UpHealth Holdings”), and the Company and Cloudbreak Health, LLC and subsidiaries (“Cloudbreak”), as set forth in Item 9.01 below. As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2021, the Company consummated the Business Combinations on June 9, 2021. Furthermore, as previously reported in the Company’s Amendment No. 1 to the Company’s Current Report on Form 8-K/A filed with the SEC on June 15, 2021, the Company filed the unaudited pro forma condensed combined balance sheet of the Company, UpHealth Holdings and Cloudbreak as of March 31, 2021, and the unaudited pro forma combined statements of operations of the Company, UpHealth Holdings and Cloudbreak for the three months ended March 31, 2021, and the year ended December 31, 2020, all giving pro forma effect to the Business Combinations, with the unaudited pro forma condensed combined balance sheet giving effect to the Business Combinations as if they had occurred on March 31, 2021, and the unaudited pro forma combined statements of operations giving effect to the Business Combinations as if they had occurred on January 1, 2020.

Included as Exhibit 99.1 to this Current Report on Form 8-K is the unaudited pro forma combined statement of operations of the Company, UpHealth Holdings and Cloudbreak for the year ended December 31, 2021, and the notes related thereto (the “Unaudited Pro Forma Combined Financial Information”), updated to give effect to the Business Combinations as if they occurred on January 1, 2020.

The Unaudited Pro Forma Combined Financial Information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company, UpHealth Holdings and Cloudbreak would have achieved had the companies been combined as of January 1, 2020, and is not intended to project the future results of operations that the Company may achieve as a result of the Business Combinations.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Item
99.1	Unaudited Pro Forma Combined Financial Information of UpHealth, Inc. for the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2022

By:	/s/ Dr. Ramesh Balakrishnan
Name:	Dr. Ramesh Balakrishnan
Title:	Chief Executive Officer (Principal Executive Officer)